SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 15, 1997



                         Berkshire Realty Company, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                    1-10660                04-3086485
       --------                    -------                ----------
 (State of incorporation         (Commission             (IRS Employer
   or organization)              File Number)          Identification No.)


                470 Atlantic Avenue, Boston, MA          02210
             -----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (617) 423-2233
                                                           ----------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

         The following exhibits are filed herewith.

         *1. Underwriting Agreement between Berkshire Realty Company, Inc. and Lehman Brothers, Inc., as representative of the Co-Managers dated __________.

          8.     Opinion of Peabody & Brown as to tax matters

         23.1    Consent of Coopers & Lybrand LLP

         23.2    Consent of KPMG Peat Marwick LLP

         23.3    Consent of M/PF Research, Inc.

         23.4    Consent of Peabody & Brown (included in Exhibit 8)

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         * To be filed by amendment

                                 EXHIBIT INDEX


Exhibit No.      Exhibit Item
-----------      ---------------------------------------------------------------

*1.              Underwriting Agreement between Berkshire Realty Company, Inc.
                 and Lehman Brothers, Inc., as representative of the Co-Managers dated __________.

 8.              Opinion of Peabody & Brown as to tax matters

23.1             Consent of Coopers & Lybrand LLP

23.2             Consent of KPMG Peat Marwick LLP

23.3             Consent of M/PF Research, Inc.

23.4             Consent of Peabody & Brown (included in Exhibit 8)

--------------
* To be filed by amendment